UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21409

Pioneer Municipal High Income Advantage Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617)
742-7825
Date of fiscal year end: March 31, 2024
Date of reporting period: April 1, 2023 through September 30, 2023

Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1). The
Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer Municipal High Income Advantage Fund, Inc.
Semiannual Report  |  September 30, 2023

Ticker Symbol: MAV

visit us: www.amundi.com/us

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President’s Letter
Dear Stockholders,
On February 13, 2023, Amundi US celebrated the 95
th
anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as stockholders, we have many options. It is our view that active management can serve stockholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2023
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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Portfolio Management Discussion  |  9/30/23
In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer Municipal High Income Advantage Fund, Inc. during the six-month period ended September 30, 2023. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended September 30, 2023?
A	Pioneer Municipal High Income Advantage Fund, Inc. returned -11.38% at net asset value (NAV) and -16.30% at market price during the six-month period ended September 30, 2023. During the same six-month period, the Fund’s benchmarks, the Bloomberg US Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index, returned -2.66% and -4.05% at NAV, respectively. The Bloomberg US Municipal High Yield Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Fund, the two indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 30 closed end funds in Morningstar’s Closed End High Yield Municipal category (which may or may not be leveraged) was -6.79%, and the average return at market price of the closed-end funds within the same Morningstar category was -10.67%.
The shares of the Fund were selling at a 17.2% discount to NAV on September 30, 2023. Comparatively, the shares of the Fund were selling at a 12.4% discount to NAV on March 31, 2023.
On September 30, 2023, the standardized 30-day SEC yield of the Fund’s shares was 7.21%.*.
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated

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Q	How would you describe the investment environment in the high-yield municipal bond market during the six-month period ended September 30, 2023?
A	High-yield municipal bonds generated a negative return during the six-month period, reflecting the market’s shifting expectations for US Federal Reserve System (Fed) monetary policy. In the early part of the calendar year, investors were anticipating that the Fed would soon shift to a neutral policy and possibly even begin to cut interest rates at some point in 2023. More recently, however, the combination of persistently high inflation, better-than-expected economic growth, and hawkish comments from Fed officials have caused investors to start factoring in a “higher for longer” approach on interest rates by the US central bank. Expectations for the first Fed interest-rate cut moved further into the future as a result, and by the end of the period, investors appeared to be anticipating that the Fed wouldn’t begin easing monetary policy until late 2024. The municipal bond market also experienced difficulties driven by concerns about the need for increased US Treasury issuance to fund the nation’s growing debt, which pushed government bond yields higher and pressured returns across the rest of the fixed-income markets. While high-yield municipal bonds were adversely affected by this trend, they still managed to outperform investment-grade tax-exempt issues, due to high-yield municipals' lower degree of interest-rate sensitivity.
Q	What factors affected the Fund’s performance relative to the Bloomberg municipal bond indices during the six-month period ended September 30, 2023?
A	The use of leverage, which tends to augment income but also amplifies the effect of price movements, was a key detractor from the Fund’s benchmark-relative performance over the six-month period, as the high-yield municipal bond market experienced a downturn. Unlike the Fund, the two benchmark indices do not use leverage.
The Fund’s holdings of taxable municipal bonds contributed positively to benchmark-relative performance during the period, as did the portfolio’s underweight to state general obligation
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debt. On the other hand, allocations to the hospital and transportation sectors detracted from the Fund’s benchmark-relative returns.
At the individual security level, portfolio exposures to District of Columbia Tobacco Settlement Financing Corporation revenue bonds and Metropolitan Transportation Authority (New York) revenue bonds were the leading positive contributors to benchmark-relative performance. Conversely, revenue bonds issued by Oroville, California, and the Arkansas State Development Financing Authority were the largest detractors from the Fund’s benchmark-relative results.
With regard to the Fund’s exposure to tobacco Master Settlement Agreement (MSA) bonds, we have found the bonds to be attractive investments, not only for their potential to enhance performance, but also for the benefits received by the settling states that have issued tobacco bonds since the establishment of the MSA between the settling states and the tobacco-related companies several years ago. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths.
Q	Did the Fund’s distributions** to shareholders change during the six-month period ended September 30, 2023?
A	The Fund’s monthly distribution rate decreased from $0.345 to $0.300 per share in May 2023, and remained at that level through July 31, 2023. The Fund’s monthly distribution rate then declined again, to $0.2750 in August and September 2023. The decrease in the Fund’s monthly distribution rate over the period was due to an increase in the cost of the leverage incurred by the Fund, which reduced the amount of funds available for distribution, as detailed below. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and these reserves may be
**	Distributions are not guaranteed.

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depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
Q	Did the level of leverage in the Fund change during the six-month period September 30, 2023?
A	On September 30, 2023, 41.9% of the Fund’s total managed assets were financed by leverage obtained through the issuance of Variable Rate MuniFund Term Preferred Shares, compared with 38.4% of the Fund’s total managed assets financed by leverage at the start of the period on April 1, 2023. The increase in the percentage of the Fund’s total managed assets financed by leverage during the six-month period was the result of a decrease in the value of the Fund’s total assets. The interest rate on the Fund's leverage increased by 61 basis points during the period from March 31, 2023 to September 30, 2023.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2023?
A	No, the Fund had no exposure to derivatives during the six-month period.
Q	What were some notable aspects of the Fund’s positioning as of September 30, 2023?
A	We have continued to prefer investments in hospital-related issues, since the sector has historically had very low default rates. The revenue received by hospitals has remained diverse, coming from a combination of Medicare, Medicaid, private insurers, and self-payors. The Fund is also overweight to tobacco MSA bonds, due in part to the fact that the sector has never experienced a default. Tobacco bond revenues have provided funding for cancer treatment and research facilities, drug prevention and treatment, and others similar programs to state and local governments that signed the tobacco MSA.
In addition, the Fund is underweight to bonds issued by the Commonwealth of Puerto Rico. The territory’s geographic position makes it vulnerable to hurricane risks, and the local economy’s dependence on tourism means Puerto Rico bonds are potentially more susceptible to a global economic slowdown than bonds of other issuers. As noted earlier, the Fund is underweight
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to state general obligation issues, which have tended to be sensitive to political considerations, as certain state governments may have lower flexibility to raise taxes due to constituents’ preferences, thus limiting their ability to increase revenues. Likewise, governing bodies may be less likely to make the necessary cuts to popular programs.
As investment-grade municipal bond prices decreased throughout the six-month period, we increased the Fund’s exposure to that area of the market in an effort to capture what we saw as very attractive valuations. We funded the move by reducing the portfolio’s allocation to high-yield municipal bonds.
Q	What is your investment outlook?
A	We anticipate that the shifting interest-rate outlook will continue to impact near-term market performance, given the data-dependent nature of Fed policy. However, slowing consumer spending and decelerating activity in the housing market may indicate that the Fed is moving closer to the point at which it can conclude its monetary tightening cycle. If this turns out to be the case, we believe investors may turn their attention to the positive fundamental traits of the high-yield municipal market, including its low default rate and the continued decline in new-issue supply. We are also encouraged by the opportunities afforded by the compelling yields in the investment-grade municipal bond space.
As is always the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining an appropriate level of portfolio diversification***. We also seek to avoid experiencing defaults in the portfolio through our emphasis on fundamental research. We believe this steady, long-term approach remains the most effective way to identify opportunities and to help minimize the risk associated with investing in the high-yield municipal market.
***	Diversification does not assure a profit nor protect against loss.

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Please refer to the Schedule of Investments on pages 15 -  25 for a full listing of Portfolio securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk.
The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.
Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.
The Fund currently uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Fund's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.
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The Fund is required to meet certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Fund's common shares over time, which is likely to result in a decrease in the market value of the Fund's shares.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

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Portfolio Summary  |  9/30/23
Portfolio Diversification

(As a percentage of total investments)*

Portfolio Maturity

(As a percentage of total investments)*

State Diversification

(As a percentage of total investments)*

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Portfolio Summary  |  9/30/23
(continued)
10 Largest Holdings

(As a percentage of total investments)*
1.	Arkansas Development Finance Authority, Green Bond, 5.45%, 9/1/52	4.91%
2.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/47 (144A)	4.67
3.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B-2, 5.00%, 6/1/55	4.14
4.	Massachusetts Development Finance Agency, WGBH Educational Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	2.83
5.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, 5.00%, 7/1/58	2.81
6.	California County Tobacco Securitization Agency, Capital Appreciation, Stanislaus County, Subordinated, Series A, 6/1/46	2.72
7.	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	2.67
8.	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	2.65
9.	Medford Hospital Facilities Authority, Asante Project, Series A, 4.00%, 8/15/45 (AGM Insured)	2.60
10.	Dominion Water & Sanitation District, 5.875%, 12/1/52	2.24

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

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Prices and Distributions  |  9/30/23
Market Value per Common Share
^
	9/30/23	3/31/23
Market Value	$ 6.73	$ 8.23
Discount	(17.22)%	(12.35)%
Net Asset Value per Common Share
^
	9/30/23	3/31/23
Net Asset Value	$8.13	$9.39
Distributions per Common Share*: 4/1/23 - 9/30/23
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
4/1/23 – 9/30/23	$0.1795	$—	$—
Yields
	9/30/23	3/31/23
30-Day SEC Yield	7.21%	3.28%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published in
Barron’s
on Saturday,
The Wall Street Journal
on Monday and
The New York Times
on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website at www.amundi.com/us.
* The amount of distributions made to stockholders during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund's net asset value ("NAV"). A portion of this accumulated net investment income was distributed to stockholders during the year, and these reserves may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
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Performance Update  |  9/30/23
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Advantage Fund, Inc. during the periods shown, compared to that of the Bloomberg Municipal Bond Index and the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Return (As of September 30, 2023)
Period	Net Asset Value (NAV)	Market Price	Bloomberg Municipal Bond Index	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	2.01%	-1.06%	2.29%	4.03%
5 Years	-1.80	-4.18	1.05	1.75
1 Year	-0.41	-5.98	2.66	3.48
Value of $10,000 Investment
Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg U.S. Municipal High Yield Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issue date later than 12/31/90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
The indices do not employ leverage. You cannot invest directly in the indices.

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Schedule of Investments  |  9/30/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 169.6%
	Municipal Bonds — 167.7% of Net Assets(a)
	Arizona — 1.5%
1,325,000	Arizona Industrial Development Authority, Series A, 5.00%, 7/15/39	$ 1,220,723
1,970,000	Industrial Development Authority of the City of Phoenix, 3rd & Indian School Assisted Living Project, 5.40%, 10/1/36	1,651,490
	Total Arizona	$ 2,872,213

	Arkansas — 9.0%
1,500,000	Arkansas Development Finance Authority, Big River Steel Project, 4.75%, 9/1/49 (144A)	$ 1,388,370
17,500,000	Arkansas Development Finance Authority, Green Bond, 5.45%, 9/1/52	16,185,050
	Total Arkansas	$ 17,573,420

	California — 23.8%
2,500,000	Bay Area Toll Authority, Series F-2, 2.60%, 4/1/56	$ 1,463,525
38,610,000(b)	California County Tobacco Securitization Agency, Capital Appreciation, Stanislaus County, Subordinated, Series A, 6/1/46	8,975,281
5,000,000	California Health Facilities Financing Authority, Cedars-Sinai Health System, Series A, 3.00%, 8/15/51	3,451,700
1,500,000	California Municipal Finance Authority, Series A, 5.25%, 11/1/52 (AGM Insured)	1,555,155
1,875,000	California Statewide Communities Development Authority, Lancer Plaza Project, 5.875%, 11/1/43	1,876,969
2,000,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/58 (144A)	1,927,480
1,700,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.00%, 12/1/41 (144A)	1,575,118
5,915,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.00%, 12/1/46 (144A)	5,461,556
9,465,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	8,811,536
2,300,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/34	1,351,595
3,500,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/39	2,042,075
The accompanying notes are an integral part of these financial statements.
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Schedule of Investments  |  9/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	California — (continued)
5,500,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	$ 3,189,945
8,000,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	4,645,040
	Total California	$ 46,326,975

	Colorado — 5.8%
1,000,000	Aerotropolis Regional Transportation Authority, 4.375%, 12/1/52	$ 723,950
500,000	Colorado Health Facilities Authority, Series A, 4.00%, 8/1/37	449,980
1,000,000	Colorado Health Facilities Authority, Series A, 4.00%, 8/1/44	846,260
1,000,000	Colorado Health Facilities Authority, Series A, 4.00%, 8/1/49	831,600
1,150,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series A, 5.00%, 12/1/49	983,687
8,250,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	7,400,002
	Total Colorado	$ 11,235,479

	Connecticut — 1.1%
2,035,000	Mohegan Tribal Finance Authority, 7.00%, 2/1/45 (144A)	$ 2,037,686
	Total Connecticut	$ 2,037,686

	Delaware — 0.5%
450,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 3.00%, 6/1/32	$ 363,794
700,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/42	525,560
	Total Delaware	$ 889,354

	District of Columbia — 3.5%
6,630,000	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	$ 6,747,815
	Total District of Columbia	$ 6,747,815

	Florida — 3.1%
2,500,000	County of Hillsborough, 3.00%, 8/1/46	$ 1,741,725
550,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/39 (144A)	526,537
The accompanying notes are an integral part of these financial statements.

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Principal Amount USD ($)		Value
	Florida — (continued)
825,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/49 (144A)	$ 709,426
4,300,000	State of Florida Department of Transportation Turnpike System Revenue, Series B, 2.00%, 7/1/37	3,004,281
	Total Florida	$ 5,981,969

	Idaho — 1.0%
2,000,000	Power County Industrial Development Corp., FMC Corp. Project, 6.45%, 8/1/32	$ 2,004,660
	Total Idaho	$ 2,004,660

	Illinois — 6.9%
3,760,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/47	$ 3,460,930
1,000,000(c)	Chicago Board of Education, Series A, 7.00%, 12/1/46 (144A)	1,041,690
1,200,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	1,082,496
2,000,000(c)	Chicago Board of Education, Series H, 5.00%, 12/1/46	1,811,560
2,000,000(c)	City of Chicago, Series B-R, 5.50%, 1/1/34	2,005,120
140,903(b)	Illinois Finance Authority, Cabs Clare Oaks Project, Series B-1, 11/15/52	9,863
223,202(d)(e)	Illinois Finance Authority, Clare Oaks Project, Series A-3, 4.00%, 11/15/52	145,081
920,000	Illinois Housing Development Authority, Series B, 2.15%, 10/1/41 (GNMA FNMA FHLMC COLL Insured)	631,939
3,000,000	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, 4.00%, 6/15/50	2,383,350
1,015,000(d)	Southwestern Illinois Development Authority, Village of Sauget Project, 5.625%, 11/1/26	761,250
	Total Illinois	$ 13,333,279

	Indiana — 0.5%
1,000,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.125%, 7/1/37	$ 951,530
	Total Indiana	$ 951,530

The accompanying notes are an integral part of these financial statements.
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9/30/23

Schedule of Investments  |  9/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Iowa — 4.1%
6,900,000	Iowa Finance Authority, Alcoa Inc. Projects, 4.75%, 8/1/42	$ 6,204,549
2,055,000	Iowa Tobacco Settlement Authority, Series A-2, 4.00%, 6/1/49	1,756,429
	Total Iowa	$ 7,960,978

	Maine — 0.8%
2,000,000	Maine Health & Higher Educational Facilities Authority, Series A, 4.00%, 7/1/50	$ 1,642,540
	Total Maine	$ 1,642,540

	Maryland — 1.9%
1,900,000	Maryland Health & Higher Educational Facilities Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 1,903,629
2,700,000	Maryland State Transportation Authority, Series A, 3.00%, 7/1/47	1,856,574
	Total Maryland	$ 3,760,203

	Massachusetts — 9.2%
1,000,000(c)	Commonwealth of Massachusetts, Series C, 3.00%, 3/1/49	$ 702,730
3,500,000	Massachusetts Development Finance Agency, Lowell General Hospital, Series G, 5.00%, 7/1/44	3,087,035
8,000,000	Massachusetts Development Finance Agency, WGBH Educational Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	9,336,640
1,315,000	Massachusetts Housing Finance Agency, Series A-1, 4.20%, 12/1/52	1,108,098
2,790,000(c)	Town of Arlington, 2.00%, 9/15/40	1,782,922
950,000(c)	Town of Plymouth, 2.00%, 5/1/34	739,508
2,160,000(c)	Town of Rockland, 2.20%, 8/1/50	1,205,928
	Total Massachusetts	$ 17,962,861

	Michigan — 1.0%
1,985,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 1,679,866
305,000	Michigan Public Educational Facilities Authority, Crescent Academy, 7.00%, 10/1/36	305,961
	Total Michigan	$ 1,985,827

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Principal Amount USD ($)		Value
	Minnesota — 1.2%
1,000,000	City of Ham Lake, DaVinci Academy, Series A, 5.00%, 7/1/47	$ 839,340
1,740,000	City of Rochester, Health Care Facilities, Mayo Clinic, 4.00%, 11/15/48	1,516,010
	Total Minnesota	$ 2,355,350

	Montana — 0.3%
2,445,000(d)(e)	City of Hardin, Tax Allocation, Rocky Mountain Power, Inc., Project, 6.25%, 9/1/31	$ 537,900
1,000,000(d)	Two Rivers Authority, 7.375%, 11/1/27	50,000
	Total Montana	$ 587,900

	New Hampshire — 0.5%
1,375,000	New Hampshire Health and Education Facilities Authority Act, Catholic Medical Centre, 3.75%, 7/1/40	$ 1,013,787
	Total New Hampshire	$ 1,013,787

	New Jersey — 0.4%
1,000,000	New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project, Series A, 5.375%, 10/1/50 (144A)	$ 822,410
	Total New Jersey	$ 822,410

	New York — 10.4%
3,000,000	Erie Tobacco Asset Securitization Corp., Asset-Backed, Series A, 5.00%, 6/1/45	$ 2,734,980
2,000,000	Metropolitan Transportation Authority, Green Bond, Series C-1, 5.25%, 11/15/55	1,999,880
5,000,000	Metropolitan Transportation Authority, Green Bond, Series D-2, 4.00%, 11/15/48	4,166,200
2,530,000	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	2,239,050
3,240,000	New York Counties Tobacco Trust VI, Series 2B, 5.00%, 6/1/45	2,948,173
4,685,000	New York State Housing Finance Agency, Sustainability Bond, Series G, 2.73%, 11/1/51 (SONYMA Insured)	2,614,839
2,000,000	TSASC, Inc., Series B, 5.00%, 6/1/48	1,729,320
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Schedule of Investments  |  9/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	New York — (continued)
1,199,828	Westchester County Healthcare Corp., Series A, 5.00%, 11/1/44	$ 1,052,417
1,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project, 4.50%, 7/1/56 (144A)	660,450
	Total New York	$ 20,145,309

	North Carolina — 1.6%
500,000	City of Charlotte Airport Revenue, Series A, 5.00%, 7/1/42	$ 506,875
500,000	City of Charlotte Water & Sewer System Revenue, 2.00%, 7/1/41	312,995
1,000,000	City of Charlotte Water & Sewer System Revenue, 2.00%, 7/1/42	610,000
2,500,000(c)	County of Mecklenburg, 2.00%, 3/1/41	1,581,700
	Total North Carolina	$ 3,011,570

	Ohio — 8.7%
15,855,000	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B-2, 5.00%, 6/1/55	$ 13,657,497
1,500,000	County of Muskingum, Genesis Healthcare System Project , 5.00%, 2/15/44	1,302,435
2,000,000	State of Ohio, 5.00%, 12/31/39	1,906,440
	Total Ohio	$ 16,866,372

	Oregon — 4.4%
10,000,000	Medford Hospital Facilities Authority, Asante Project, Series A, 4.00%, 8/15/45 (AGM Insured)	$ 8,586,800
	Total Oregon	$ 8,586,800

	Pennsylvania — 10.3%
1,000,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.25%, 10/15/47	$ 843,980
6,665,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, 4.00%, 9/1/49	5,350,995
4,585,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B, 5.00%, 5/1/52	4,392,017
2,710,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B, 5.00%, 5/1/57	2,569,026
6,000,000	Pennsylvania Higher Educational Facilities Authority, 4.00%, 8/15/49	5,089,500
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Principal Amount USD ($)		Value
	Pennsylvania — (continued)
500,000	Philadelphia Authority for Industrial Development, 5.50%, 6/1/49 (144A)	$ 499,255
1,000,000	Philadelphia Authority for Industrial Development, Global Leadership Academy Charter School Project, Series A, 5.00%, 11/15/50	809,770
470,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Project, Series A, 6.625%, 6/1/50	427,042
	Total Pennsylvania	$ 19,981,585

	Puerto Rico — 22.1%
2,375,679(c)	Commonwealth of Puerto Rico, Restructured Series A-1, 4.00%, 7/1/37	$ 1,996,164
5,021,480(c)	Commonwealth of Puerto Rico, Restructured Series A-1, 4.00%, 7/1/41	4,039,178
6,810,000(c)	Commonwealth of Puerto Rico, Restructured Series A-1, 4.00%, 7/1/46	5,271,689
2,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/37 (144A)	1,924,640
16,250,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/47 (144A)	15,385,175
1,000,000	Puerto Rico Electric Power Authority, Series AAA, 5.25%, 7/1/24	250,000
3,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, 4.75%, 7/1/53	2,652,180
10,255,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, 5.00%, 7/1/58	9,250,831
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, 4.784%, 7/1/58	2,182,100
	Total Puerto Rico	$ 42,951,957

	Rhode Island — 0.1%
1,355,000(d)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 243,900
	Total Rhode Island	$ 243,900

	South Carolina — 2.6%
4,400,000(f)	Tobacco Settlement Revenue Management Authority, Series B, 6.375%, 5/15/30	$ 5,104,264
	Total South Carolina	$ 5,104,264

	South Dakota — 1.8%
4,000,000	South Dakota Health & Educational Facilities Authority, Sanford Health, Series B, 4.00%, 11/1/44	$ 3,479,640
	Total South Dakota	$ 3,479,640

The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Schedule of Investments  |  9/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Texas — 15.4%
500,000	Arlington Higher Education Finance Corp., 5.45%, 3/1/49 (144A)	$ 499,515
1,000,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.00%, 3/1/34	1,004,510
1,500,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.125%, 3/1/44	1,370,145
5,300,000	Central Texas Regional Mobility Authority, Senior Lien, Series D, 3.00%, 1/1/46	3,557,678
7,345,000	City of Houston Airport System Revenue, 4.00%, 7/15/41	6,145,121
1,000,000	City of Houston Airport System Revenue, Series A, 4.00%, 7/1/41	836,700
5,000,000(e)	Greater Texas Cultural Education Facilities Finance Corp., 9.00%, 2/1/50 (144A)	4,278,700
6,960,000(d)	Sanger Industrial Development Corp., Texas Pellets Project, Series B, 8.00%, 7/1/38	1,713,900
949,209	Texas Department of Housing & Community Affairs, Series 2020-HOLL, 2.30%, 7/1/37 (FNMA HUD SECT 8 Insured)	721,798
1,000,000(e)	Texas Midwest Public Facility Corp., Secure Treatment Facility Project, Restructured, 12/1/30	673,450
3,365,000	Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC, 7.00%, 12/31/38	3,372,066
6,000,000	Texas Private Activity Bond Surface Transportation Corp., Segment 3C Project, 5.00%, 6/30/58	5,724,300
	Total Texas	$ 29,897,883

	Virginia — 13.4%
2,035,000	Lynchburg Economic Development Authority, 3.00%, 1/1/51	$ 1,301,444
9,550,000	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	8,727,554
2,000,000	Virginia College Building Authority, Public Higher Education Financing Program, Series C, 3.00%, 9/1/51 (ST INTERCEPT Insured)	1,357,280
10,000(g)	Virginia Public Building Authority, Series A, 4.00%, 8/1/40	10,270
990,000	Virginia Public Building Authority, Series A, 4.00%, 8/1/40	919,075
1,000,000	Virginia Small Business Financing Authority, Senior Lien, 5.00%, 12/31/47	965,620
1,000,000	Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes LLC Project, 4.00%, 1/1/48	827,800
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Principal Amount USD ($)		Value
Virginia — (continued)
5,500,000	Virginia Small Business Financing Authority, Transform 66-P3 Project, 5.00%, 12/31/49	$ 5,265,480
2,500,000	Virginia Small Business Financing Authority, Transform 66-P3 Project, 5.00%, 12/31/52	2,322,775
4,600,000	Virginia Small Business Financing Authority, Transform 66-P3 Project, 5.00%, 12/31/56	4,339,410
	Total Virginia	$ 26,036,708

Wisconsin — 0.8%
750,000	Public Finance Authority, Roseman University Health Sciences Project, 5.875%, 4/1/45	$ 726,630
1,000,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/37 (144A)	877,260
	Total Wisconsin	$ 1,603,890

	Total Municipal Bonds (Cost $364,955,369)	$ 325,956,114

U.S. Government and Agency Obligations — 1.9% of Net Assets
3,750,000(b)	U.S. Treasury Bills, 10/5/23	$ 3,748,353
	Total U.S. Government and Agency Obligations (Cost $3,747,801)	$ 3,748,353

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 169.6% (Cost $368,703,170)	$ 329,704,467
	OTHER ASSETS AND LIABILITIES — (69.6)%	$ (135,287,971)
	net assets applicable to common stockholders — 100.0%	$ 194,416,496

AGM	Assured Guaranty Municipal Corp.
AMBAC	Ambac Assurance Corporation.
FHLMC	Federal Home Loan Mortgage Corporation.
FNMA	Federal National Mortgage Association.
FNMA HUD SECT 8	Federal National Mortgage Association U.S. Department of Housing and Urban Development Section 8.
GNMA	Government National Mortgage Association.
SONYMA	State of New York Mortgage Agency.
ST INTERCEPT	State Aid Intercept.
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Schedule of Investments  |  9/30/23
(unaudited) (continued)
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At September 30, 2023, the value of these securities amounted to $48,426,804, or 24.9% of net assets applicable to common stockholders.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Represents a General Obligation Bond.
(d)	Security is in default.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2023.
(f)	Escrow to maturity.
(g)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:
Revenue Bonds:
Health Revenue	24.3%
Tobacco Revenue	16.6
Development Revenue	15.7
Transportation Revenue	12.7
Water Revenue	7.8
Education Revenue	7.0
Other Revenue	5.9
General Revenue	1.2
Facilities Revenue	0.3
Power Revenue	0.1
91.6%
General Obligation Bonds:	8.4%
100.0%
Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2023, aggregated $36,465,896 and $40,567,136, respectively.
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

At September 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $368,298,821 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 5,836,071
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(44,430,425)
Net unrealized depreciation	$(38,594,354)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$ 325,956,114	$—	$ 325,956,114
U.S. Government and Agency Obligations	—	3,748,353	—	3,748,353
Total Investments in Securities	$ —	$ 329,704,467	$ —	$ 329,704,467
Other Financial Instruments
Variable Rate MuniFund Term Preferred Shares (a)	$—	$(140,000,000)	$—	$(140,000,000)
Total Other Financial Instruments	$ —	$ (140,000,000)	$ —	$ (140,000,000)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
During the period ended September 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Statement of Assets and Liabilities  |  9/30/23
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $368,703,170)	$329,704,467
Receivables —
Interest	4,954,051
Other assets	8,172
Total assets	$334,666,690
LIABILITIES:
Overdraft due to custodian	$ 129,296
Variable Rate MuniFund Term Preferred Shares*	140,000,000
Payables —
Directors' fees	198
Management fees	22,003
Administrative expenses	32,694
Accrued expenses	66,003
Total liabilities	$ 140,250,194
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Paid-in capital	$284,214,601
Distributable earnings (loss)	(89,798,105)
Net assets	$194,416,496
NET ASSET VALUE PER COMMON SHARE:
No par value
Based on $194,416,496/23,914,439 common shares	$ 8.13
*  $100,000 liquidation value per share applicable to 1,400 shares.
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Statement of Operations
(unaudited)

FOR THE SIX MONTHS ENDED 9/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 8,972,047
Total Investment Income		$ 8,972,047
EXPENSES:
Management fees	$ 1,075,818
Administrative expenses	49,930
Transfer agent fees	10,072
Stockholder communications expense	31,563
Custodian fees	1,665
Professional fees	195,163
Printing expense	6,486
Officers' and Directors' fees	8,700
Interest expense	3,814,365
Miscellaneous	50,349
Total expenses		$ 5,244,111
Net investment income		$ 3,727,936
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Reimbursement by the Adviser	$ 78,397
Investments in unaffiliated issuers	(7,095,564)	$ (7,017,167)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (22,546,421)
Net realized and unrealized gain (loss) on investments		$(29,563,588)
Net decrease in net assets resulting from operations		$(25,835,652)
The accompanying notes are an integral part of these financial statements.
Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Statements of Changes in Net Assets
	Six Months Ended 9/30/23 (unaudited)	Year Ended 3/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 3,727,936	$ 9,793,580
Net realized gain (loss) on investments	(7,017,167)	(17,881,409)
Change in net unrealized appreciation (depreciation) on investments	(22,546,421)	(12,624,865)
Net decrease in net assets resulting from operations	$ (25,835,652)	$ (20,712,694)
DISTRIBUTIONS TO STOCKHOLDERS:
($0.18 and $0.42 per share, respectively)	$ (4,292,642)	$ (10,115,452)
Tax return of capital
($— and $0.07 per share, respectively)	$ —	$ (1,674,366)
Total distributions to stockholders	$ (4,292,642)	$ (11,789,818)
Net decrease in net assets applicable to common stockholders	$ (30,128,294)	$ (32,502,512)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	$224,544,790	$257,047,302
End of period	$194,416,496	$224,544,790
	Six Months Ended 9/30/23 Common Shares (unaudited)	Six Months Ended 9/30/23 Amount (unaudited)	Year Ended 3/31/23 Common Shares	Year Ended 3/31/23 Amount
FUND SHARE TRANSACTIONS
Common Shares sold	—	$—	—	$—
Reinvestment of distributions	—	—	—	—
Less Common Shares repurchased	—	—	—	—
Net increase	—	$—	—	$—
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 9/30/23
Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(25,835,652)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash from operating activities:
Purchases of investment securities	$(36,465,896)
Proceeds from disposition and maturity of investment securities	40,645,534
Net purchases of short term investments	(3,726,913)
Net accretion and amortization of discount/premium on investment securities	(489,451)
Reimbursement by the Adviser	(78,397)
Net realized loss on investments in unaffiliated issuers	7,095,564
Change in unrealized depreciation on investments in unaffiliated issuers	22,546,421
Decrease in interest receivable	283,216
Decrease in distributions paid in advance	825,048
Increase in other assets	(8,035)
Increase in management fees payable	4,089
Increase in directors' fees payable	160
Increase in administrative expenses payable	3,751
Decrease in accrued expenses payable	(102,476)
Net cash from operating activities	$ 4,696,963
Cash Flows Used In Financing Activities:
Increase in overdraft due to custodian	129,296
Distributions to stockholders	(5,117,690)
Net cash flows used in financing activities	$ (4,988,394)
NET INCREASE (DECREASE) IN CASH	$ (291,431)
Cash:
Beginning of period	$ 291,431
End of period	$ —
Cash Flow Information:
Cash paid for interest	$ 3,814,365
The accompanying notes are an integral part of these financial statements
Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

Financial Highlights

	Six Months Ended 9/30/23 (unaudited)	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Per Share Operating Performance
Net asset value, beginning of period	$ 9.39	$ 10.75	$ 12.16	$ 11.77	$ 11.68	$ 11.59
Increase (decrease) from investment operations:(a)
Net investment income (loss)(b)	$ 0.16	$ 0.41	$ 0.49	$ 0.53	$ 0.49	$ 0.72
Net realized and unrealized gain (loss) on investments	(1.24)	(1.28)	(1.38)	0.42	0.06	0.16
Distributions to preferred stockholders from:
Net investment income(b)	—	—	—	—	—	(0.18)
Net increase (decrease) from investment operations	$ (1.08)	$ (0.87)	$ (0.89)	$ 0.95	$ 0.55	$ 0.70
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$ (0.18)*	$ (0.42)*	$ (0.52)*	$ (0.56)*	$ (0.46)	$ (0.61)
Tax return of capital	—	(0.07)	—	—	—	—
Total distributions	$ (0.18)	$ (0.49)	$ (0.52)	$ (0.56)	$ (0.46)	$ (0.61)
Net increase (decrease) in net asset value	$ (1.26)	$ (1.36)	$ (1.41)	$ 0.39	$ 0.09	$ 0.09
Net asset value, end of period	$ 8.13	$ 9.39	$ 10.75	$ 12.16	$ 11.77	$ 11.68
Market value end of period	$ 6.73	$ 8.23	$ 9.83	$ 11.82	$ 10.18	$ 10.76
Total return at net asset value(c)	(11.38)%(d)(e)	(7.42)%	(7.54)%	8.60%	5.12%	6.63%
Total return at market value(c)	(16.30)%(d)(e)	(11.26)%	(13.03)%	22.05%	(1.30)%	6.20%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(f)(g)	4.80%(h)	3.40%	1.86%	1.82%	2.61%	1.14%
Net investment income before preferred share distributions	—%(h)	—%	—%	—%	—%	6.28%
Net investment income	3.41%(h)	4.29%	4.02%	4.33%	4.14%	4.69%
Preferred share distributions	—%(h)	—%	—%	—%	—%	1.58%
Portfolio turnover rate	10%(e)	63%	11%	12%	11%	9%
Net assets of common stockholders, end of period (in thousands)	$194,416	$224,545	$257,047	$290,614	$281,372	$279,241
Preferred shares outstanding (in thousands)(i)(j)(k)	$140,000	$140,000	$180,000	$180,000	$160,000	$160,000
Asset coverage per preferred share, end of period	$238,869	$260,389	$242,804	$261,452	$276,030	$274,529
Average market value per preferred share(l)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Fund, Inc. |
Semiannual Report
 |
9/30/23

	Six Months Ended 9/30/23 (unaudited)	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Liquidation value, including interest expense payable, per preferred share	$100,000	$100,000	$100,000	$100,000	$100,172	$100,004
*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Beginning March 31, 2020, distribution payments to preferred shareowners are included as a component of net investment income.
(c)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d)	For the period ended September 30, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on total return was less than 0.005%.
(e)	Not annualized.
(f)	Includes interest expense of 1.74%, 2.09%, 0.56%, 0.64%, 1.50% and —%, respectively.
(g)	Prior to March 31, 2020, the expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(h)	Annualized.
(i)	The Fund redeemed 200 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on November 14, 2022.
(j)	The Fund redeemed 200 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on September 29, 2022.
(k)	The Fund issued 200 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 16, 2021.
(l)	Market value is redemption value without an active market.
The accompanying notes are an integral part of these financial statements.
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Notes to Financial Statements  |  9/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Municipal High Income Advantage Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on August 6, 2003. Prior to commencing operations on October 20, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek a high level of current income exempt from regular federal income tax, and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a

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comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to
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Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage backed securities are amortized or accreted in proportion to the monthly paydowns.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
During the period ended September 30, 2023, the Fund realized a loss of $78,397 due to an operational error. The Adviser voluntarily reimbursed the Fund for this loss, which is reflected on the Statement of Operations as Reimbursement by the Adviser.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

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distribute all of its net taxable income and net realized capital gains, if any, to its stockholders. Therefore, no provision for federal income taxes is required. As of September 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2023 was as follows:
2023
Distributions paid from:
Tax-exempt income	$14,529,823
Ordinary income	361,454
Tax return of capital	1,674,366
Total	$16,565,643
The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$ (42,796,830)
Other book/tax temporary differences	(825,048)
Net unrealized depreciation	(16,047,933)
Total	$(59,669,811)
The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the book/tax differences in the accrual of income on securities in default and discounts on fixed income securities.
D.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital
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gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for stockholders in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder’s shares are held in the name of a brokerage firm, bank or other nominee, the stockholder can ask the firm or nominee to participate in the Plan on the stockholder’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A firm or nominee may reinvest a stockholder’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve stockholders from any federal, state or local taxes which may be due on dividends paid in any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

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E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.
For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its tra ding p
artners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and
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China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund will invest substantially all of its assets in municipal securities. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including California and Massachusetts), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The Fund invests in below investment grade (high yield) municipal securities. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price

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volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at bro ker-deale
rs,
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retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’
s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset valu
e, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
F.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. As of and for the six months ended September 30, 2023, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months September 30, 2023, the management fee was 0.60% (annualized) of the Fund’s average daily managed assets, which was equivalent to 0.98% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative

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reimbursements. Reflected on the Statement of Assets and Liabilities is $22,003 in management fees payable to the Adviser at September 30, 2023.
3. Compensation of Directors and Officers
The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended September 30, 2023, the Fund paid $8,700 in Officers' and Directors’ compensation, which is reflected on the Statement of Operations as Officers' and Directors’ fees. At September 30, 2023, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $198.
4. Transfer Agent
American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund's shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings, and outgoing phone calls.
5. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.
Transactions in common shares for the six months ended September 30, 2023 and year ended March 31, 2023 were as follows:
	9/30/23	3/31/23
Shares outstanding at beginning of period	23,914,439	23,914,439
Shares outstanding at end of period	23,914,439	23,914,439
The Fund may classify or reclassify any unissued shares into one or more series of preferred shares.
As of September 30, 2023, the Fund has outstanding 1,400 Variable Rate MuniFund Term Preferred Shares Series 2021 (“series 2021 VMTP Shares” or “VMTP Shares”). The Fund issued 1,600 VMTP Shares on February 16, 2018 and 200 VMTP Shares on February 16, 2021. The Fund redeemed 200 VMTP
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Shares on September 29, 2022 and 200 VMTP Shares on November 14, 2022. See Note 6 for additional information.
6. Variable Rate MuniFund Term Preferred Shares
The Fund has 1,400 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Optional Redemption Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date for the Fund’s Series 2021 VMTP Shares is August 2, 2021 to August 2, 2024. Six months prior to Term Redemption Date, the Fund is required to segregate liquid assets with the Fund’s custodian in an amount equal to at least 100% of the term redemption amount.
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities since the shares have a stated mandatory redemption date.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes and are recorded as interest expense on the Statement of Operations) are declared daily, paid monthly and recorded as incurred. For the six months ended September 30, 2023, interest expense on VMTP Shares amounted to $3,814,365. The dividend rate for the VMTP Shares is determined weekly. Unpaid dividends on VMTP Shares are recognized as “Interest Expense Payable” on the Statement of Assets and Liabilities. For the six months ended September 30, 2023, there was no interest expense payable on VMTP Shares. From April 30, 2022 through September 30, 2023, the Series 2021 VMTP Shares paid an average dividend

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rate of 4.91% and the average liquidation value outstanding of VMTP Shares for the Fund during the six months ended September 30, 2023, was $140,000,000.
The Fund did not incur any offering costs as a result of the offerings on February 16, 2018 and February 16, 2021.
Transactions in the Series 2021 VMTP Shares during the Fund’s current and prior reporting periods were as follows:
	Period Ended 9/30/23		Year Ended 3/31/23
	Shares	Amount	Shares	Amount
VMTP Shares issued	—	$ —	—	$ —
VMTP Shares redeemed	—	—	(400)	(40,000,000)
Net decrease	—	$ —	(400)	$(40,000,000)
7. Subsequent Events
A monthly distribution was declared on October 4, 2023 of $0.0275 per common share payable October 31, 2023, to common stockholders of record on October 18, 2023.
Subsequent to September 30, 2023, dividends declared and paid on VMTP Shares totaled $685,783 through October 31, 2023.
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Additional Information
(unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 0.00%.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
Results of Annual Meeting of Stockholders
The Annual Meeting of Stockholders of Pioneer Municipal High Income Advantage Fund, Inc. was held on September 12, 2023.  Following is a description of the proposal considered at the Meeting and the number of shares of Common Stock and Preferred Stock voted:
Proposal - To elect three Class II Directors of the Fund, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:
Nominee	Votes For	Votes Against	Votes Abstained
Diane Durnin*	17,317,923	2,042,371	346,085
Benjamin M. Friedman*	16,869,171	2,479,750	357,458
Kenneth J. Taubes*	17,557,543	1,750,365	398,470
*   Elected by holders of shares of Common Stock and Preferred Stock voting together as a single class.
Each of Ms. Durnin, Dr. Friedman and Mr. Taubes received a majority of all of the votes entitled to be cast with respect to his or her election by the stockholders of the Fund, and was elected as a Director of the Fund.
In addition to Ms. Durnin, Dr. Friedman and Mr. Taubes, the other Directors of the Fund at the time of the Annual Meeting, John E. Baumgardner, Jr., Lisa M. Jones, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna, Marguerite A. Piret and Fred J. Ricciardi, continue to serve as Directors of the Fund.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
Anti-takeover provisions.
The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary

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investment objective of seeking to provide its common stockholders with a high level of current income. These provisions include staggered terms of service for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term stockholders.  Furthermore, the law is uncertain on the use of control share provisions. Courts have found that control share provisions in the by-laws of closed-end funds organized as Massachusetts business trusts are inconsistent with the 1940 Act. Courts have not yet considered a closed-end fund’s decision to opt in to a state’s control share statute similar to the Fund’s decision to opt in to the MCSAA.  It is possible that a court could decide that the Fund’s decision to opt in to the MCSAA is inconsistent with the 1940 Act.
Exclusive forum provisions.
The Fund’s Bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Fund’s stockholders and provide that claims relating to causes of action under the United States federal securities laws may only be brought in the United States District Court for the District of Maryland, Northern Division, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or the Fund’s agents, if any, and could discourage lawsuits against the Fund and its directors, officers and agents, if any.
The Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund’sbehalf (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of the Fund’s directors, officers or other agents to the Fund or to the Fund’s stockholders, (d) any action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents arising pursuant to any
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provision of the MGCL or the Fund’s Charter or Bylaws or (e) any other action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents that is governed by the internal affairs doctrine. Furthermore, the Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the District of Maryland, Northern Division shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the United States federal securities laws.
These exclusive forum provisions may limit the ability of the Fund’s stockholders to bring a claim in a judicial forum that such stockholders find favorable for disputes with the Fund or the Fund’s directors, officers, or agents, if any, which may discourage such lawsuits against the Fund and the Fund’s directors, officers, and agents, if any. Alternatively, if a court were to find the choice of forum provisions contained in the Fund’s Bylaws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions, which could materially adversely affect the Fund’s business, financial condition, and operating results.

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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Municipal High Income Advantage Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2023, July 2023 and September 2023. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
IIn March 2023, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

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performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.
The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period.  The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year was in the second quintile (including investment-related expenses) and in the fourth quintile (excluding investment-related expenses), in each case relative to its Strategic Insight peer group for the comparable period. The Directors noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s common shares was in the fourth quintile (excluding investment-related expenses) relative to its Strategic Insight peer group.
The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The
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Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.
Other Benefits
The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund

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and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Directors, Officers and Service Providers

Directors
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Lorraine H. Monchak
Craig C. MacKay
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Fund
are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call American Stock Transfer & Trust Company (AST) for:

Account Information
1-800-710-0935
Or write to AST:

For
Write to
General inquiries, lost dividend checks,
American Stock
change of address, lost stock certificates,
Transfer & Trust
stock transfer
Operations Center
6201 15th Ave.
Brooklyn, NY 11219
Dividend reinvestment plan (DRIP)
American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560
Website
www.amstock.com
For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
© 2023 Amundi Asset Management US, Inc. 19435-17-1123

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

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(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

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(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

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(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

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(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

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(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

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(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

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(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

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ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

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.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

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ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

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(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

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(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

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ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Municipal High Income Advantage Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date December 7, 2023

*	Print the name and title of each signing officer under his or her signature.